PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

SUMMARY PROSPECTUS

October 31, 2015

Ticker	CORP	NYSE Arca

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at pimcoetfs.com/resources. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to pimcoteam@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated October 31, 2015, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated June 30, 2015 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	N/A
Total Annual Fund Operating Expenses	0.20%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The BofA Merrill Lynch US Corporate IndexSM (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2015 was 6.84 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. As of September 30, 2015, there were 6,883 issues in the Underlying Index. The securities comprising the Underlying Index have an investment grade rating (based on an average of the ratings of Moody's, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have a minimum $250 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and corporate pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a

PIMCO ETF TRUST | SUMMARY PROSPECTUS

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Certain types of derivatives, such as over-the-counter derivatives, are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

2	SUMMARY PROSPECTUS | PIMCO ETF TRUST

Summary Prospectus

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch US Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2015 is -0.09%. For the periods shown in the bar chart, the highest quarterly return was 3.76% in the Q3 2012, and the lowest quarterly return was -3.70% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Since Inception (09/20/2010)
Return Before Taxes	7.43%	5.13%
Return After Taxes on Distributions (1)	5.83%	3.43%
Return After Taxes on Distributions and Sales of Fund Shares (1)	4.23%	3.29%
BofA Merrill Lynch U.S. Corporate IndexSM (reflects no deductions for fees, expenses or taxes)	7.51%	5.38%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO, and he has managed the Fund since its inception in September 2010.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund ("ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF

October 31, 2015 | SUMMARY PROSPECTUS	3

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") with certain large institutional investors who have entered into agreements with the Fund's Distributor ("Authorized Participants"). The Fund will issue or redeem Creation Units in return for a basket of cash and/ or securities that the Fund specifies each Business Day.

Tax Information

The Fund's taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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